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EXHIBIT 32

      IDEA SPORTS ENTERTAINMENT GROUP, INC. FORM 10-KSB FOR THE FISCAL YEAR
                             ENDED DECEMBER 31, 2004
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William C. Morris, certify that

         1. I am the President and Chief Executive Officer of Idea Sports Entertainment Group, Inc.
         2. Attached to this certification is Form 10-KSB for the fiscal year ended December 31, 2004, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains consolidated financial statements.
         3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
                  o The periodic report containing the consolidated financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
                  o The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.


April 11, 2005                                  /s/ William C. Morris
                                                --------------------------------
                                                William C. Morris
                                                President and CEO
                                                (principal executive officer
                                                and principal financial officer)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Idea Sports Entertainment Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.


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